UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2015

SORL Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-11991	30-0091294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1169 Yumeng Road
Ruian Economic Development District
Ruian City, Zhejiang Province
People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code:    86-577-6581-7720

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 14, 2015, SORL Auto Parts, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2015 and management hosted a properly noticed conference call on the same day to discuss those financial results. The Company furnished its earnings release on a Current Report on Form 8-K on August 24, 2015 after completion of the call. The purpose of this Current Report on Form 8-K/A is to furnish the transcript of the conference call.

Item 2.02

Results of Operations and Financial Condition.

On August 14, 2015, Company hosted a conference call to discuss its financial results for the quarter year ended June 30, 2015. The Company issued a press release on August 14, 2015, which the Company furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on August 24, 2015. The purpose of this Current Report on Form 8-K/A is to furnish the transcript of the conference call.

The information in Exhibit 99.2 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in Exhibit 99.2 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.2	Transcript of SORL Auto Parts, Inc. conference call on August 14, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORL Auto Parts, Inc.

Date: September 16, 2015	/s/ Xiao Ping Zhang
Xiao Ping Zhang, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.2	Transcript of SORL Auto Parts, Inc. conference call on August 14, 2015.